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                                                                EXHIBIT 10.lll



                           CENTRAL AREA BILL OF SALE,
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


      FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned, COPLEY PLACE ASSOCIATES, an Illinois general partnership ("ASSIGNOR"), hereby sells, transfers, assigns and conveys to COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company ("ASSIGNEE"), all right, title and interest of Assignor in and to the "Personal Property', 'Property Agreements' and the 'Intangible Property', as each of the foregoing is defined in that certain Agreement of Purchase and Sale, dated as of December 31, 1996 (the "PURCHASE AGREEMENT"), by and among Carlyle Real Estate Limited Partnership - XIII, an Illinois limited partnership, Urban Investment and Development Co., an Illinois general partnership, JMB Realty Corporation, a Delaware corporation, and Overseas Partners Capital Corp., a Delaware corporation, which provides for, among other things, the merger of Assignor into Assignee. This Bill of Sale, Assignment and Assumption Agreement confirms the transfer of Assignee's right, title and interest in and to the Personal Property, the Property Agreements and the Intangible Property by operation of law through the filing of that certain Certificate of Merger, which was filed with the Secretary of State of the State of Delaware on the date hereof evidencing the merger of Assignor into Assignee which was contemplated by the Purchase Agreement.

      The property conveyed hereunder is conveyed by Assignor and accepted BY Assignee AS IS, WHERE IS, AND WITHOUT ANY REPRESENTATIONS AND WARRANTIES OF ANY KIND, CHARACTER OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE MASSACHUSETTS UNIFORM COMMERCIAL CODE, EXCEPT TO THE EXTENT EXPRESSLY CONTAINED IN THE PURCHASE AGREEMENT.


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      This Bill of Sale, Assignment and Assumption may be executed in one or more identical counterparts, each of which such counterpart shall be deemed an original for all purposes and all such counterparts collectively consisting of one such Bill of Sale, Assignment and Assumption.

      IN WITNESS WHEREOF, Assignor has executed this Bill of Sale, Assignment and Assumption as of January 23, 1997.

                                     ASSIGNOR:

                                     COPLEY PLACE ASSOCIATES,
                                     an Illinois general partnership

                                     By:  JMB Realty Corporation,
                                          a Delaware corporation,
                                          Its General Partner

                                          By:    /s/ Paul C. Nielsen
                                                 ---------------------
                                          Name:  Paul C. Nielsen
                                                 ---------------------
                                          Title: Senior Vice President
                                                 ---------------------


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                                   ASSUMPTION

      As of the date above written, Assignee hereby accepts the foregoing Bill of Sale, Assignment and Assumption and hereby agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor relating to the Property Agreements first arising or accruing from and after the date hereof.

                        ASSIGNEE:

                        COPLEY PLACE ASSOCIATES, LLC,
                        a Delaware limited liability company

                        By:     JMB REALTY CORPORATION,
                                a Delaware corporation
                                Managing Member

                                By:    /s/ Paul C. Nielsen
                                      ----------------------
                                Name:  Paul C. Nielsen
                                      ----------------------
                                Title: Senior Vice President
                                      ----------------------


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